TL1‑P1 05/25

TEMPLETON INCOME TRUST
SUPPLEMENT DATED MAY 30, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MAY 1, 2025, OF
TEMPLETON GLOBAL TOTAL RETURN FUND

On May 29, 2025, the Board of Trustees of Templeton Income Trust, on behalf of Templeton Global Total Return Fund (the “Fund”), approved a change to the Fund’s name and the addition of a new 80% investment policy. In addition, the Fund is making other clarifying changes to its investment policies and changing its tailored benchmark to more closely align with the Fund’s investment strategies. Therefore, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:
I. Effective August 1, 2025, all references to “Templeton Global Total Return Fund” in the Fund’s Summary Prospectus, Prospectus and SAI are replaced with “Templeton Global Bond Enhanced Fund.”
II. Effective August 1, 2025, the first paragraph under the “Fund Summary – Principal Investment Strategies” section of the Summary Prospectus and Prospectus is replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds,” including derivative instruments or other investments that have economic characteristics similar to bonds. The Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related issuers worldwide, including supranational entities (collectively, “bonds”). Bonds may be denominated and issued in the local currency or in another currency. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund may also invest in inflation indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. In addition, the Fund’s assets are invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

III. Effective August 1, 2025, the third paragraph under the “Fund Summary – Principal Investment Strategies” section of the Summary Prospectus and Prospectus is replaced with the following:
The Fund may invest in bonds that are rated below investment grade or, if unrated, determined by the investment manager to be of comparable quality, including securities in default. The Fund seeks to invest its assets in higher-yielding sovereign bonds, particularly in developing and frontier markets, and currency related derivative instruments, that offer enhanced yield potential.
IV. Effective August 1, 2025, the FTSE World Government Bond Index will replace the Bloomberg Multiverse Index as the Fund’s benchmark. The Fund’s investment manager believes that the FTSE World Government Bond Index is better aligned with the Fund’s focus on bonds issued by governments, government-related entities, and government agencies around the world. The Fund will continue to compare its performance to the Bloomberg Aggregate Index, a broad-based securities market index.
V. Effective August 1, 2025, the first and second paragraphs under the “Fund Details – Principal Investment Policies and Practices” section of the Prospectus is replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds,” including derivative instruments or other investments that have economic characteristics similar to bonds. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. The Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related issuers worldwide, including supranational entities (collectively, “bonds”). Bonds may be denominated and issued in the local currency or in another currency. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund’s assets are invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

The Fund may invest in debt securities of any maturity and seeks to maintain a positive overall portfolio duration. The average maturity of debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic, and political conditions.
VI. Effective August 1, 2025, the fifth paragraph under the “Fund Details – Principal Investment Policies and Practices” section of the Prospectus is replaced with the following:
The Fund may invest in bonds that are rated below investment grade or, if unrated, determined by the investment manager to be of comparable quality, including securities in default. The Fund seeks to invest its assets in higher-yielding sovereign bonds, particularly in developing and frontier markets, and currency related derivative instruments, that offer enhanced yield potential. Investment grade bonds are issues rated in the top four rating categories by at least one independent rating agency, such as S&P Global Ratings (S&P®) or Moody’s Investors Service (Moody’s), or, if unrated, determined by the Fund’s investment manager to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. Securities rated BB or lower by S&P® or Ba or lower by Moody’s or are unrated but determined to be of comparable quality are considered to be below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer’s creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as “junk bonds.” If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.
Please retain this supplement for future reference.